UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-03657

Deutsche State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2016

Annual Report
to Shareholders

Deutsche California Tax-Free Income Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Performance Summary

13 Investment Portfolio

25 Statement of Assets and Liabilities

27 Statement of Operations

28 Statement of Cash Flows

29 Statement of Changes in Net Assets

30 Financial Highlights

33 Notes to Financial Statements

44 Report of Independent Registered Public Accounting Firm

45 Information About Your Fund's Expenses

47 Tax Information

48 Advisory Agreement Board Considerations and Fee Evaluation

53 Board Members and Officers

58 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Although the fund seeks income that is exempt from California and federal income taxes, a portion of the fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Please note: Deutsche Asset & Wealth Management is now two distinct businesses: Deutsche Asset Management and Deutsche Bank Wealth Management. As a result, our key service providers were renamed Deutsche AM Service Company; Deutsche AM Distributors, Inc. and Deutsche AM Trust Company, effective May 9, 2016.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 12 for more complete performance information.

Deutsche California Tax-Free Income Fund posted a return for the 12 months ended August 31, 2016 of 6.60%. This return compares to 6.88% for the fund's benchmark, the Bloomberg Barclays Municipal Bond Index. The average fund in the Morningstar Muni California Long peer group returned 8.31% for the 12 months. For the same period, the broad taxable bond market returned 5.97%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index.

Investment Strategy

The fund seeks a high level of current income that is exempt from California and federal taxes. Under normal circumstances, the fund invests at least 80% of its assets in securities whose income is free from regular federal and California state income tax. The fund can buy many types of municipal securities of all maturities. In making buy and sell decisions, portfolio management typically weighs a number of factors, from economic outlooks and possible interest rate movements and yield levels across varying maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market. Although portfolio management may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, generally between five and nine years.

The municipal bond market experienced strong positive returns over the 12-month period ended August 31, 2016. Bond prices in general were supported by a backdrop of declining interest rates, as an uncertain global economic outlook led the U.S. Federal Reserve Board (the Fed) to push back the timetable for hiking its benchmark lending rate. At the same time, moderate U.S. economic growth continued to support municipal issuer fundamentals. Finally, the municipal supply/demand backdrop was favorable. New issue supply began to tick upwards as issuers took advantage of historically low borrowing costs to fund infrastructure projects. However, consistent positive net flows into tax-free mutual funds provided a steady source of demand, and helped municipals outperform U.S. Treasuries over the 12 months.

"California's credit profile has materially improved as economic growth in the state has accelerated since the recession."

Yields declined notably along most of the municipal yield curve over the 12-month period ended August 31, 2016, and the curve flattened as rate decreases were most notable on longer maturities. To illustrate, while yields on two-year issues rose by 2 basis points from 0.59% to 0.61%, 10-year maturities experienced a yield decrease of 74 basis points from 2.16% to 1.42%, and 30-year yields declined 98 basis points from 3.10% to 2.12%, resulting in a flattening of 100 basis points between two and 30 years. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.) Credit spreads — the yield differential provided by lower-quality issues vs. AAA-rated issues — generally narrowed over the period as investors sought yield.

Positive and Negative Contributors to Fund Performance

Given a relatively steep municipal yield curve entering the period, we looked for opportunities to gain incremental income by adding to holdings in the 25-to-30-year maturity range. This added to performance vs. the benchmark, as longer-term issues provided an income edge along with price appreciation as the yield curve flattened over the period.

During the 12-month period ended August 31, 2016, the fund had above-benchmark exposure to California school district general obligations, which are generally in the AA-quality range. This added to performance as the segment outperformed the benchmark. An overweight to transportation and utilities was also a positive contributor to performance relative to the benchmark.

Municipal Bond Yield Curve (as of 8/31/16 and 8/31/15)

Source: Municipal Market Data as of 8/31/16.

Chart is for illustrative purposes only and does not represent any Deutsche AM product.

The fund had a somewhat higher credit quality profile than the benchmark, driven primarily by an underweight to issues in the BBB range, and this acted as a constraint on returns as credit spreads narrowed over the period. From a sector perspective, an underweight to health care detracted from performance relative to the benchmark. The fund's performance vs. its peer group was constrained by relatively light exposure to tobacco bonds.

Outlook and Positioning

Over the 12 months ended August 31, 2016, municipal yields became less attractive in relation to U.S. Treasuries. At the end of August 2016, the 10-year municipal yield of 1.42% was 89.9% of the 1.58% yield on comparable maturity U.S. Treasuries, as compared to a ratio of 97.3% twelve months earlier. The 30-year municipal yield of 2.12% was 95.1% of the 2.23% Treasury yield vs. a ratio of 104.7% a year earlier. The municipal yield curve has flattened notably in recent months, reducing the incremental income to be gained by holding longer-term bonds. During the period we added exposure to bonds in the 15-to-20-year maturity range, reflecting an increased focus on current yield given the lack of apparent upward pressure on interest rates. As credit spreads have tightened in recent quarters, we generally believe the best opportunities from a risk/reward perspective are in the A/AA-quality range.

Following several upgrades over the last couple of years, most recently by Fitch in August 2016, California is now rated Aa3/AA–/AA by Standard & Poor's® Corporation, Moody's Investors Service, Inc. and Fitch Ratings, Inc., with a stable outlook by all three rating agencies.  California’s credit profile has materially improved as economic growth in the state has accelerated since the recession.  Amidst this growth, the state adopted conservative budgeting practices and implemented key institutional changes that facilitate a stronger financial position.  Fundamental concerns remain, including accumulated infrastructure needs and elevated fixed costs from large unfunded pension and retiree health care benefits.  In addition, while the state is better positioned to withstand an economic downturn than it has been in the past, there is continued headline risk with regard to a recession, as revenue volatility is a given.  However, many of the state’s past budget issues were driven by political gridlock, and California has been moving in the right direction in this regard.  Indicative of this, fiscal 2017 marked the state’s sixth consecutive on-time budget, and the state projects balanced budgets through fiscal 2019.  In our view, California’s economy is massive, diverse and unmatched by any other U.S. state, with a real GDP of $2.5 trillion, making it the sixth-largest economy in the world.

Portfolio Management Team

Ashton P. Goodfield, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset Management in 1986.

— Co-Head of Municipal Bonds.

— BA, Duke University.

Michael J. Generazo, Director

— Co-Lead Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 1999.

— BS, Bryant College; MBA, Suffolk University.

Matthew J. Caggiano, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 1999.

— Joined Deutsche Asset Management in 1989.

— BS, Pennsylvania State University; MS, Boston College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Bloomberg Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Muni California Long category consists of funds that have at least 80 percent of assets invested in municipal bonds from the state of California.

Morningstar, Inc. rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Performance Summary August 31, 2016 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/16
Unadjusted for Sales Charge	6.60%	5.71%	4.86%
Adjusted for the Maximum Sales Charge (max 2.75% load)	3.67%	5.13%	4.56%
Bloomberg Barclays Municipal Bond Index†	6.88%	4.80%	4.87%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/16
Unadjusted for Sales Charge	5.69%	4.88%	4.05%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	5.69%	4.88%	4.05%
Bloomberg Barclays Municipal Bond Index†	6.88%	4.80%	4.87%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/16
No Sales Charges	6.87%	5.94%	5.08%
Bloomberg Barclays Municipal Bond Index†	6.88%	4.80%	4.87%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2015 are 0.90%, 1.70% and 0.77% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche California Tax-Free Income Fund — Class A ■ Bloomberg Barclays Municipal Bond Index†

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Bloomberg Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

	Class A	Class C	Class S
Net Asset Value
8/31/16	$ 7.87	$ 7.81	$ 7.85
8/31/15	$ 7.65	$ 7.60	$ 7.63
Distribution Information as of 8/31/16
Income Dividends, Twelve Months	$ .27	$ .21	$ .29
Capital Gain Distributions	$ .0032	$ .0032	$ .0032
August Income Dividend	$ .0216	$ .0166	$ .0233
SEC 30-day Yield††	.84%	.12%	1.11%
Tax Equivalent Yield††	1.71%	.24%	2.26%
Current Annualized Distribution Rate (Based on Net Asset Value)††	3.29%	2.55%	3.56%

†† The SEC yield is net investment income per share earned over the month ended August 31, 2016, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 0.83%, 0.08% and 0.99% for Class A, Class C and Class S shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 50.93% (combined California state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.28%, 2.51% and 3.44% for Class A, Class C and Class S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of August 31, 2016

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 97.1%
California 96.2%
Alameda, CA, Corridor Transportation Authority:
Series B, 5.0%, 10/1/2035, INS: AGMC	1,250,000	1,543,300
Series B, 5.0%, 10/1/2036, INS: AGMC	1,050,000	1,291,080
Series B, 5.0%, 10/1/2037, INS: AGMC	500,000	612,790
Anaheim, CA, Other General Obligation Lease, Public Financing Authority, Public Improvements Project:
Series C, Zero Coupon, 9/1/2017, INS: AGMC	1,455,000	1,443,695
Series C, Zero Coupon, 9/1/2018, INS: AGMC	1,000,000	978,980
Series C, 6.0%, 9/1/2016, INS: AGMC	530,000	530,000
Series A, 6.0%, 9/1/2024, INS: AGMC	3,500,000	4,406,360
Anaheim, CA, Redevelopment Agency Tax Allocation, Merged Redevelopment Project Area, Series A, 5.0%, 2/1/2025, INS: AGMC	5,000,000	5,290,650
Big Bear Lake, CA, Water Revenue, 6.0%, 4/1/2022, INS: NATL	11,890,000	13,365,668
Brentwood, CA, Infrastructure Financing Authority, Water Revenue, Prerefunded, 5.75%, 7/1/2038	2,000,000	2,189,620
Cabrillo, CA, County General Obligation Lease, Unified School District, Series A, Zero Coupon, 8/1/2019, INS: AMBAC	4,000,000	3,829,400
California, Alum Rock Union Elementary School District, Election of 2012, Series A, 5.5%, 8/1/2034	5,000,000	6,318,050
California, Chabot-Las Positas Community College District, 4.0%, 8/1/2034	7,000,000	8,043,000
California, Coast Community College District, Election of 2012, Series A, 5.0%, 8/1/2038	11,185,000	13,575,682
California, Eastern Municipal Water District Financing Authority, Water & Wastewater Revenue, Series B, 4.0%, 7/1/2035 (a)	11,905,000	13,659,678
California, Eastern Municipal Water District, Water & Wastewater Revenue:
Series A, 5.0%, 7/1/2037	2,755,000	3,447,524
Series A, 5.0%, 7/1/2038	1,930,000	2,411,265
Series A, 5.0%, 7/1/2039	2,025,000	2,523,859
California, Educational Facilities Authority Revenue, Pitzer College, 6.0%, 4/1/2040	10,000,000	11,741,100
California, EL Dorado Irrigation District Revenue, Series A, 5.0%, 3/1/2034, INS: AGMC	3,000,000	3,619,290
California, Foothill-Eastern Transportation Corridor Agency, Toll Road Revenue, Series A, 5.75%, 1/15/2046	12,500,000	14,977,250
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series A, 5.0%, 6/1/2040	5,000,000	6,095,300
California, Grossmont-Cuyamaca Community College District, Election of 2012, Series A, 5.25%, 8/1/2033	7,425,000	9,242,194
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series A, 6.0%, 7/1/2039	4,000,000	4,565,720
California, Health Facilities Financing Authority Revenue, Providence Health & Services:
Series B, 5.5%, 10/1/2039	2,500,000	2,848,100
Series C, Prerefunded, 6.5%, 10/1/2033	2,000,000	2,246,160
California, Health Facilities Financing Authority Revenue, Sutter Health, Series A, 5.25%, 8/15/2022	1,665,000	1,813,285
California, Los Rios Community College District, Election of 2008, Series A, 5.0%, 8/1/2035	10,000,000	11,476,800
California, M-S-R Energy Authority, Series A, 7.0%, 11/1/2034, GTY: Citigroup, Inc.	6,820,000	10,455,606
California, Marin Water District Financing Authority Revenue:
Series A, 5.0%, 7/1/2035	2,830,000	3,232,256
Series A, 5.0%, 7/1/2040	9,675,000	11,050,204
California, Metropolitan Water District of Southern California, Series D, 0.54%*, 7/1/2035	2,000,000	2,000,000
California, Mount San Antonio Community College District, Election of 2008, Series 2013A, 5.0%, 8/1/2034	8,520,000	10,397,041
California, Ohlone Community College District, Series C, 4.0%, 8/1/2041	6,115,000	6,985,348
California, San Gorgonio Memorial Healthcare, Election of 2006, Series C, Prerefunded, 7.2%, 8/1/2039	10,000,000	10,618,000
California, San Mateo Foster City School District, Election 2015, Series A, 4.0%, 8/1/2040	7,680,000	8,647,834
California, South Bayside Waste Management Authority Revenue, Solid Waste Enterprise, Shoreway Environmental, Series A, 6.0%, 9/1/2036	5,000,000	5,733,850
California, State Department of Water Resources Revenue, Center Valley Project, Water Systems:
Series AV, 4.0%, 12/1/2033	6,900,000	8,076,795
Series AV, 4.0%, 12/1/2035	5,355,000	6,216,941
Series AH, 5.25%, 12/1/2035	1,510,000	1,785,273
Series AH, Prerefunded, 5.25%, 12/1/2035	45,000	53,465
California, State Educational Facilities Authority Revenue, Pepperdine University, 5.0%, 9/1/2040	2,335,000	2,870,462
California, State General Obligation:
Series A, 0.6%*, 5/1/2040, LOC: Royal Bank of Canada	500,000	500,000
Series B, 0.6%*, 5/1/2040, LOC: Mizuho Bank Ltd.	2,000,000	2,000,000
5.0%, 2/1/2033	12,000,000	14,294,160
5.0%, 8/1/2034	5,000,000	6,233,250
5.0%, 4/1/2037	5,000,000	6,023,500
5.0%, 2/1/2043	5,000,000	5,972,100
5.0%, 3/1/2045	6,000,000	7,395,300
5.25%, 9/1/2030	10,000,000	12,035,200
5.25%, 9/1/2032	4,000,000	4,798,960
5.25%, 10/1/2032	15,000,000	18,044,400
5.25%, 4/1/2035	8,000,000	9,658,080
6.25%, 11/1/2034	10,000,000	11,722,900
6.5%, 4/1/2033	14,610,000	16,766,436
California, State General Obligation, Various Purposes:
6.0%, 4/1/2038	7,450,000	8,444,202
6.0%, 11/1/2039	10,000,000	11,614,100
California, State Green Bonds, 5.0%, 10/1/2037	3,500,000	4,318,265
California, State Health Facilities Financing Authority Revenue, Lucile Salter Packard Children's Hospital, Series A, 5.0%, 8/15/2043	3,480,000	4,142,801
California, State Health Facilities Financing Authority Revenue, Scripps Health, Series A, 5.0%, 11/15/2032	1,000,000	1,170,780
California, State Health Facilities Financing Authority Revenue, St. Joseph Health Systems, Series A, 0.63%*, 7/1/2041, LOC: Union Bank NA	1,000,000	1,000,000
California, State Health Facilities Financing Authority Revenue, Sutter Health Obligated Group:
Series B, 5.0%, 11/15/2034	2,560,000	3,233,331
Series B, 5.0%, 11/15/2035	1,000,000	1,257,790
Series A, 5.0%, 8/15/2043	3,750,000	4,531,462
California, State Kindergarten, Series A6, 0.56%*, 5/1/2034, LOC: Citibank NA	900,000	900,000
California, State Municipal Finance Authority Revenue, Chevron U.S.A., Inc. Project, Recovery Zone Bonds, Series B, 0.56%*, 11/1/2035, GTY: Chevron Corp.	20,000	20,000
California, State Public Works Board, Lease Revenue, Series A, 5.0%, 9/1/2039	10,000,000	12,133,600
California, State Public Works Board, Lease Revenue, Capital Projects:
Series I, 5.5%, 11/1/2033	5,400,000	6,783,048
Series G-1, 5.75%, 10/1/2030	5,500,000	6,297,115
Series I-1, 6.375%, 11/1/2034	3,000,000	3,519,300
California, State Public Works Board, Lease Revenue, Department of Corrections & Rehabilitation, Series G, 5.25%, 9/1/2033	7,540,000	9,355,632
California, State University Revenue:
Series A, 5.0%, 11/1/2037	8,000,000	9,450,880
Series A, 5.0%, 11/1/2039	2,000,000	2,451,640
Series A, Prerefunded, 5.25%, 11/1/2038	6,500,000	7,314,645
California, Statewide Communities Development Authority Revenue, American Baptist Homes West, 6.25%, 10/1/2039, GTY: American Baptist Foundation	7,000,000	8,026,620
California, Statewide Communities Development Authority Revenue, Cottage Health Obligation Group, 5.25%, 11/1/2030	6,000,000	6,906,720
California, Statewide Communities Development Authority Revenue, Covenant Retirement Communities, Inc., Series C, 5.625%, 12/1/2036	2,500,000	2,858,925
California, Statewide Communities Development Authority Revenue, Loma Linda University Medical Center, Series A, 144A, 5.0%, 12/1/2036	5,000,000	5,812,150
California, Statewide Communities Development Authority Revenue, Sutter Health, Series A, 6.0%, 8/15/2042	10,340,000	12,398,074
California, Sweetwater Union High School District, 5.0%, 8/1/2035	5,000,000	6,208,800
California, Washington Township Health Care District, Election of 2004, Series B, 5.5%, 8/1/2038	4,000,000	4,980,480
California, West Contra Costa Unified School District, Series A, 5.0%, 8/1/2035	4,250,000	5,204,805
California, West Contra Costa Unified School District, Election of 2012, Series A, 5.5%, 8/1/2039	10,000,000	12,543,800
Carson, CA, Redevelopment Housing Agency, Tax Allocation, Series A, 5.25%, 10/1/2036	2,710,000	3,099,156
Cerritos, CA, Community College District, Series A, 5.0%, 8/1/2039	4,355,000	5,310,705
Contra Costa County, CA, GNMA Mortgage-Backed Securities Program, AMT, ETM, 7.75%, 5/1/2022	1,645,000	1,957,007
Cupertino, CA, Union School District, Election of 2012:
Series B, 5.0%, 8/1/2034	1,000,000	1,252,700
Series B, 5.0%, 8/1/2035	2,305,000	2,879,706
Series B, 5.0%, 8/1/2036	1,140,000	1,420,406
Dry Creek, CA, School District General Obligation, Joint Elementary School District, Series A, Zero Coupon, 5/1/2022, INS: AGMC	1,385,000	1,267,926
East Bay, CA, Municipal Utility District, Wastewater Systems Revenue:
Series A, Prerefunded, 5.0%, 6/1/2037, INS: AMBAC	10,000,000	10,341,400
Series C, 5.0%, 6/1/2044	5,000,000	6,116,000
Escondido, CA, School District General Obligation, Unified High School District, ETM, Zero Coupon, 11/1/2020, INS: NATL	7,000,000	6,743,310
Foothill, CA:
ETM, Zero Coupon, 1/1/2018, INS: AGC, AGMC	10,000,000	9,892,100
ETM, Zero Coupon, 1/1/2020, INS: AGC, AGMC	10,000,000	9,703,500
Foothill-De Anza Community College District, CA, Series C, 5.0%, 8/1/2040	7,555,000	8,829,755
Garden Grove, CA, Unified School District, Election of 2010, Series C, 5.25%, 8/1/2037	2,500,000	3,091,500
Long Beach, CA, Harbor Revenue, Series D, 5.0%, 5/15/2039	1,435,000	1,759,353
Long Beach, CA, Unified School District, 5.0%, 8/1/2032	5,245,000	6,383,113
Los Angeles, CA, Department of Airports Revenue:
Series A, AMT, 5.0%, 5/15/2040	8,900,000	10,623,040
Series A, 5.25%, 5/15/2039	5,000,000	5,580,950
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, Series A, 5.0%, 5/15/2040	15,000,000	17,053,350
Los Angeles, CA, Department of Water & Power Revenue:
Series B, 5.0%, 7/1/2036	6,225,000	7,759,587
Series B, 5.0%, 7/1/2038	7,000,000	8,698,830
Los Angeles, CA, Department of Water & Power Revenue, Power System, Series B, 5.0%, 7/1/2043	1,250,000	1,506,462
Los Angeles, CA, Department of Water & Power, Waterworks Revenue, Series A, 5.0%, 7/1/2036	2,500,000	2,997,000
Los Angeles, CA, Harbor Department:
Series A, AMT, 5.0%, 8/1/2035	6,000,000	7,195,140
Series A, AMT, 5.0%, 8/1/2044	10,000,000	11,832,600
Los Angeles, CA, Municipal Improvement Corp., Lease Revenue, Real Property, Series B, 5.0%, 11/1/2031	10,000,000	12,642,100
Los Angeles, CA, Pollution Control Revenue, ETM, 6.0%, 6/1/2021, INS: NATL	2,000,000	2,481,980
Los Angeles, CA, Unified School District, Series F, 5.0%, 1/1/2034	7,540,000	8,453,622
Los Angeles, CA, Wastewater System Revenue, Series D, 5.0%, 6/1/2033	7,000,000	8,773,590
Los Angeles, CA, Wastewater System Revenue, Green Bonds, Series A, 5.0%, 6/1/2035	4,000,000	4,969,640
Mount Diablo, CA, Unified School District, Election of 2010, Series E, 5.0%, 6/1/2037	4,000,000	4,792,080
Northern California, Power Agency, Hydroelectric Project No. 1, Series A, 5.0%, 7/1/2031	1,100,000	1,311,882
Palmdale, CA, School District General Obligation, School Building Project, Zero Coupon, 10/1/2019, INS: AGMC	1,420,000	1,349,014
Pittsburg, CA, Redevelopment Agency Tax Allocation, Los Medanos Community Project, Series A, Prerefunded, 6.5%, 9/1/2028	10,000,000	11,170,900
Port of Oakland, CA, Series 0, AMT, 5.125%, 5/1/2030	1,500,000	1,729,635
Rancho, CA, Water District Financing Authority Revenue, Series A, 5.0%, 8/1/2027, INS: FGIC	2,500,000	2,598,150
Redwood City, CA, School District General Obligation, Elementary School District, Zero Coupon, 8/1/2017, INS: NATL	1,635,000	1,619,157
Riverside County, CA, Certificates of Participation, Public Safety Communication & Woodcrest Library, 0.63%*, 11/1/2039, LOC: Bank of America NA	550,000	550,000
Riverside County, CA, Transportation Commission Toll Revenue Senior Lien, Series A, 5.75%, 6/1/2048	5,000,000	5,962,250
Sacramento County, CA, Airport Systems Revenue, Series B, 5.75%, 7/1/2039	2,500,000	2,722,100
Sacramento County, CA, Sanitation Districts Financing Authority Revenue, Series A, 5.0%, 12/1/2044	7,465,000	9,047,281
Sacramento County, CA, Water Finance Authority Revenue, Water Agency Zones 40 & 41, Series B, 1.021%**, 6/1/2039, INS: NATL	10,000,000	8,809,800
Sacramento, CA, Municipal Utility District:
Series U, 5.0%, 8/15/2026, INS: AGMC	1,605,000	1,739,499
Series U, Prerefunded, 5.0%, 8/15/2026, INS: AGMC	1,010,000	1,097,042
Series U, 5.0%, 8/15/2028, INS: AGMC	1,255,000	1,358,638
Series U, Prerefunded, 5.0%, 8/15/2028, INS: AGMC	790,000	858,082
Sacramento, CA, Other General Obligation Lease, City Financing Authority, Series A, 5.4%, 11/1/2020, INS: AMBAC	4,275,000	4,665,051
Sacramento, CA, Sales & Special Tax Revenue, Finance Authority, Series B, Zero Coupon, 11/1/2016, INS: NATL	2,685,000	2,681,912
Sacramento, CA, Suburban Water District, Certificates of Participation, Series A, 0.6%*, 11/1/2034, LOC: Sumitomo Mitsui Banking	1,500,000	1,500,000
San Bernardino, CA, County General Obligation, Medical Center Financing Project, 5.5%, 8/1/2017, INS: NATL	595,000	621,466
San Bruno Park, CA, School District, General Obligation:
Zero Coupon, 8/1/2017, INS: AGMC	1,000,000	992,400
Zero Coupon, 8/1/2019, INS: AGMC	1,100,000	1,063,502
San Diego County, CA, Certificates of Participation, County Administration Center Waterfront Park, 5.125%, 2/1/2042	5,000,000	5,766,300
San Diego County, CA, Regional Airport Authority Revenue, Series B, AMT, 5.0%, 7/1/2038	1,500,000	1,738,245
San Diego County, CA, Water Authority:
5.0%, 5/1/2034	7,920,000	9,630,007
Series B, 5.0%, 5/1/2034	8,545,000	10,822,157
San Diego, CA, Community College District, Election of 2002:
5.0%, 8/1/2032	1,000,000	1,227,650
5.25%, 8/1/2033	10,000,000	11,326,100
San Diego, CA, Community College District, Election of 2006, 5.0%, 8/1/2036	5,000,000	5,867,050
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue, Series A, Prerefunded, 5.25%, 5/15/2039	10,000,000	11,246,000
San Francisco City & County, CA, Airports Commission, International Airport Revenue:
Series A, AMT, 5.0%, 5/1/2039	5,375,000	6,307,025
Series A, AMT, 5.5%, 5/1/2028	6,000,000	7,349,220
San Francisco City & County, CA, Redevelopment Agency, Series C, AMT, 0.65%*, 6/15/2034, LIQ: Fannie Mae, LOC: Fannie Mae	2,000,000	2,000,000
San Francisco City & County, CA, Redevelopment Agency, Mission Bay South Redevelopment Project, Series A, 5.0%, 8/1/2043	2,100,000	2,473,275
San Francisco, CA, Bay Area Rapid Transit District, Series A, 5.0%, 7/1/2036	1,500,000	1,807,530
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Series E, 6.0%, 5/1/2039	15,000,000	17,079,600
San Francisco, CA, City & County Public Utilities Commission, Water Revenue:
Series B, 5.0%, 11/1/2039	12,500,000	14,094,125
Series A, 5.125%, 11/1/2039	10,400,000	11,766,872
San Francisco, CA, City & County Redevelopment Financing Authority, Tax Allocation, Mission Bay North Redevelopment, Series C, Prerefunded, 6.75%, 8/1/2041	1,000,000	1,257,020
San Joaquin Hills, CA, Toll Road Revenue, Transportation Corridor Agency:
Series A, Zero Coupon, 1/15/2017, INS: NATL	3,965,000	3,939,545
Series A, Zero Coupon, 1/15/2018, INS: NATL	2,640,000	2,571,862
Series A, Zero Coupon, 1/15/2019, INS: NATL	3,185,000	3,032,438
San Jose, CA, Evergreen Community College District, Election of 2010:
Series A, 5.0%, 8/1/2035	2,100,000	2,535,666
Series A, 5.0%, 8/1/2037	3,760,000	4,516,362
Series A, 5.0%, 8/1/2041	6,500,000	7,807,540
San Juan, CA, San Juan Project, Series D, ETM, 6.75%, 7/1/2020, INS: NATL	675,000	765,787
San Luis Obispo County, CA, Financing Authority Revenue:
Series A, 5.0%, 9/1/2033, INS: Build America Mutual	3,625,000	4,479,666
Series A, 5.0%, 9/1/2034, INS: Build America Mutual	2,205,000	2,708,644
San Marcos, CA, Unified School District, Election of 2010, Series A, 5.0%, 8/1/2038	12,500,000	14,609,125
San Mateo County, CA, Joint Powers Financing Authority Lease Revenue, Youth Services Campus, Series A, Prerefunded, 5.0%, 7/15/2033	3,500,000	3,790,080
Santa Ana, CA, Financing Authority, Police Administration & Holding Facility:
Series A, 6.25%, 7/1/2024, INS: NATL	1,000,000	1,271,640
Series A, ETM, 6.25%, 7/1/2024, INS: NATL	1,000,000	1,268,130
Santa Cruz County, CA, County General Obligation Lease, Capital Facilities Project:
5.5%, 9/1/2017, INS: NATL	1,005,000	1,050,908
5.5%, 9/1/2018, INS: NATL	1,060,000	1,152,008
5.6%, 9/1/2019, INS: NATL	1,115,000	1,260,541
5.6%, 9/1/2020, INS: NATL	1,180,000	1,376,954
5.65%, 9/1/2024, INS: NATL	1,445,000	1,835,569
5.65%, 9/1/2025, INS: NATL	1,520,000	1,947,774
5.65%, 9/1/2026, INS: NATL	1,605,000	2,084,878
Santa Monica, CA, Community College District, 2008 Election, Series B, 5.0%, 8/1/2044	7,000,000	8,513,260
Santa Monica, CA, Redevelopment Agency Tax Allocation, Earthquake Recovery Redevelopment, 5.875%, 7/1/2036	2,125,000	2,555,737
Southern California, Metropolitan Water District:
Series C, 5.0%, 7/1/2031	5,195,000	5,808,893
Series C, 5.0%, 7/1/2035	3,000,000	3,374,340
Southern California, Metropolitan Water District, Waterworks Revenue:
Series A, 5.75%, 7/1/2021	970,000	1,125,811
Series A, ETM, 5.75%, 7/1/2021	270,000	333,021
Southern California, Public Power Authority Revenue, APEX Power Project:
Series A, 5.0%, 7/1/2036	1,960,000	2,390,670
Series A, 5.0%, 7/1/2037	2,000,000	2,436,220
Series A, 5.0%, 7/1/2038	5,750,000	6,999,475
Tahoe Truckee, CA, School District General Obligation, Unified School District Capital Improvement, Series A, Zero Coupon, 8/1/2022, INS: NATL	3,600,000	3,242,448
Torrance, CA, Torrance Memorial Medical Center, Series A, 5.0%, 9/1/2040	2,000,000	2,220,200
University of California, Regents Medical Center, Pooled Revenue:
Series B-2, 0.56%*, 5/15/2032	9,000,000	9,000,000
Series L, 4.0%, 5/15/2037	6,000,000	6,760,140
Series L, 4.0%, 5/15/2038	4,500,000	5,057,730
University of California, State Revenues, Series AM, 5.25%, 5/15/2038	5,000,000	6,207,400
Walnut, CA, Energy Center Authority Revenue, 5.0%, 1/1/2033	2,045,000	2,527,804
West Basin, CA, Municipal Water District Revenue, Series B, 5.0%, 8/1/2036	7,000,000	8,137,710
		1,041,841,647
Guam 0.6%
Guam, Government Business Privilege Tax Revenue, Series D, 5.0%, 11/15/2034	5,600,000	6,422,025
Puerto Rico 0.2%
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Series A, 5.75%, 8/1/2037	5,000,000	2,605,600
Virgin Islands 0.1%
Virgin Islands, Public Finance Authority Revenue, Capital Projects, Series A-1, 5.0%, 10/1/2039	875,000	876,199
Total Municipal Bonds and Notes (Cost $941,877,026)		1,051,745,471

Underlying Municipal Bonds of Inverse Floaters (b) 8.7%
California
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (c)	13,870,000	14,236,710
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-3, 144A, 16.389%, 10/1/2016, Leverage Factor at purchase date: 4 to 1
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2026 (c)	17,205,000	17,659,897
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-2, 144A, 16.404%, 10/1/2016, Leverage Factor at purchase date: 4 to 1
California, University of California Revenues, Series O, Prerefunded, 5.25%, 5/15/2039 (c)	1,692,650	1,902,589
California, University of California Revenues, Series O, Prerefunded, 5.25%, 5/15/2039 (c)	2,979,144	3,348,647
California, University of California Revenues, Series O, Prerefunded, 5.25%, 5/15/2039 (c)	5,748,206	6,461,157
Trust: California, University of California Revenues, Series 3368-2, 144A, 17.37%, 11/15/2032, Leverage Factor at purchase date: 4 to 1
California, University of California Revenues, Series O, 5.75%, 5/15/2034 (c)	5,000,000	5,692,900
Trust: California, University of California Revenues, Series 3368, 144A, 19.37%, 11/15/2016, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Community College District, Election of 2008, Series A, 6.0%, 8/1/2033 (c)	10,000,000	11,553,100
Trust: Los Angeles, CA, Community College District, Series R-11728, 144A, 26.32%, 2/1/2017, Leverage Factor at purchase date: 5 to 1
Los Angeles, CA, Department of Water & Power Revenue, Series A, 5.0%, 7/1/2039 (c)	10,000,000	10,966,400
Trust: Los Angeles, CA, Department of Water & Power Revenue, Series 2016-XM0281, 144A, 16.13%, 7/1/2039, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Wastewater Systems Revenue, Prerefunded, Series A, 5.75%, 6/1/2034 (c)	5,555,000	6,319,757
Los Angeles, CA, Wastewater Systems Revenue, Series A, 5.75%, 6/1/2034 (c)	4,445,000	5,056,943
Trust: Los Angeles, CA, Wastewater Systems Revenue, Series 3371-1, 144A, 19.37%, 12/1/2016, Leverage Factor at purchase date: 4 to 1
San Francisco, CA, Bay Area Rapid Transit District, Election of 2004, Series B, 5.0%, 8/1/2032 (c)	10,002,999	10,414,405
Trust: San Francisco, CA, General Obligation, Series 3161, 144A, 12.558%, 2/1/2017, Leverage Factor at purchase date: 3 to 1
Total Underlying Municipal Bonds of Inverse Floaters (Cost $86,204,614)		93,612,505

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,028,081,640)†	105.8	1,145,357,976
Floating Rate Notes (b)	(6.0)	(64,537,999)
Other Assets and Liabilities, Net	0.2	2,166,749
Net Assets	100.0	1,082,986,726

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of August 31, 2016.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of August 31, 2016.

† The cost for federal income tax purposes was $963,146,264. At August 31, 2016, net unrealized appreciation for all securities based on tax cost was $117,673,713. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $119,912,623 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,238,910.

(a) When-issued security.

(b) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund. The Floating Rate Notes represent leverage to the Fund and is the amount owed to the floating rate note holders.

(c) Security forms part of the below inverse floater. The Fund accounts for these inverse floaters as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FGIC: Financial Guaranty Insurance Co.

GNMA: Government National Mortgage Association

GTY: Guaranty Agreement

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized, usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (d)	$ —	$ 1,145,357,976	$ —	$ 1,145,357,976
Total	$ —	$ 1,145,357,976	$ —	$ 1,145,357,976

There have been no transfers between fair value measurement levels during the year ended August 31, 2016.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of August 31, 2016
Assets
Investments in securities, at value (cost $1,028,081,640)	$ 1,145,357,976
Cash	642,476
Receivable for investments sold	3,194,187
Receivable for Fund shares sold	2,626,820
Interest receivable	11,604,780
Other assets	15,824
Total assets	1,163,442,063
Liabilities
Payable for investments purchased — when-issued securities	13,637,178
Payable for Fund shares redeemed	586,170
Payable for floating rate notes issued	64,537,999
Distributions payable	589,147
Accrued management fee	329,055
Accrued Trustees' fees	19,415
Other accrued expenses and payables	756,373
Total liabilities	80,455,337
Net assets, at value	$ 1,082,986,726
Net Assets Consist of
Undistributed net investment income	1,349,427
Net unrealized appreciation (depreciation) on investments	117,276,336
Accumulated net realized gain (loss)	(17,083,155)
Paid-in capital	981,444,118
Net assets, at value	$ 1,082,986,726
Net Asset Value
Class A Net Asset Value and redemption price per share ($562,080,906 ÷ 71,457,894 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.87
Maximum offering price per share (100 ÷ 97.25 of $7.87)	$ 8.09

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($52,113,307 ÷ 6,668,716 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 7.81
Class S Net Asset Value, offering and redemption price per share ($468,792,513 ÷ 59,714,728 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.85

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended August 31, 2016
Investment Income
Income: Interest	$ 45,442,730
Expenses: Management fee	4,386,621
Administration fee	1,027,957
Services to shareholders	1,077,945
Distribution and service fees	1,738,735
Custodian fee	11,391
Professional fees	137,245
Reports to shareholders	47,901
Registration fees	52,478
Trustees' fees and expenses	55,396
Interest expense and fees on floating rate notes issued	572,295
Other	63,993
Total expenses before expense reductions	9,171,957
Expense reductions	(689,938)
Total expenses after expense reductions	8,482,019
Net investment income	36,960,711
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	4,797,666
Change in net unrealized appreciation (depreciation) on investments	24,419,254
Net gain (loss)	29,216,920
Net increase (decrease) in net assets resulting from operations	$ 66,177,631

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

for the year ended August 31, 2016
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 66,177,631
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) by operating activities: Purchases of long-term investments	(285,525,286)
Net amortization of premium/(accretion of discount)	1,268,118
Proceeds from sales and maturities of long-term investments	232,747,876
(Increase) decrease in interest receivable	60,122
(Increase) decrease in other assets	3,400
(Increase) decrease in receivable for investments sold	9,330,028
Increase (decrease) in payable for investments purchased — when-issued securities	(915,688)
Increase (decrease) in other accrued expenses and payables	(79,121)
Change in unrealized (appreciation) depreciation on investments	(24,419,254)
Net realized (gain) loss from investments	(4,797,666)
Cash provided by (used in) operating activities	(6,149,840)
Cash Flows from Financing Activities
Net increase (decrease) in cash overdraft	(3,451,545)
Proceeds from shares sold	218,511,659
Cost of shares redeemed	(191,661,684)
Distributions paid (net of reinvestment of distributions)	(4,821,321)
Increase (decrease) in payable for floating rate notes issued	(11,784,793)
Cash provided by (used in) financing activities	6,792,316
Increase (decrease) in cash	642,476
Cash at beginning of period	—
Cash at end of period	$ 642,476
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$ 32,498,855
Interest expense and fees on floating rate notes issued	$ (572,295)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended August 31,
	2016	2015
Operations: Net investment income (loss)	$ 36,960,711	$ 37,033,673
Net realized gain (loss)	4,797,666	339,411
Change in net unrealized appreciation (depreciation)	24,419,254	(14,023,601)
Net increase (decrease) in net assets resulting from operations	66,177,631	23,349,483
Distributions to shareholders from: Net investment income: Class A	(19,142,807)	(19,190,818)
Class B	(227)*	(4,930)
Class C	(1,341,191)	(1,314,276)
Class S	(16,410,875)	(16,920,661)
Net realized gains: Class A	(221,573)	(13,382)
Class B	(4)*	(4)
Class C	(19,084)	(1,127)
Class S	(176,135)	(11,405)
Total distributions	(37,311,896)	(37,456,603)
Fund share transactions: Proceeds from shares sold	216,855,101	189,748,805
Reinvestment of distributions	32,498,855	32,416,854
Payments for shares redeemed	(191,063,281)	(195,202,483)
Net increase (decrease) in net assets from Fund share transactions	58,290,675	26,963,176
Increase (decrease) in net assets	87,156,410	12,856,056
Net assets at beginning of period	995,830,316	982,974,260
Net assets at end of period (including undistributed net investment income of $1,349,427 and $1,727,743, respectively)	$ 1,082,986,726	$ 995,830,316

* For the period from September 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended August 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 7.65	$ 7.76	$ 7.15	$ 7.78	$ 7.22
Income (loss) from investment operations: Net investment income[a]	.27	.28	.30	.29	.32
Net realized and unrealized gain (loss)	.22	(.11)	.61	(.63)	.56
Total from investment operations	.49	.17	.91	(.34)	.88
Less distributions from: Net investment income	(.27)	(.28)	(.30)	(.29)	(.32)
Net realized gains	(.00)*	(.00)*	—	—	—
Total distributions	(.27)	(.28)	(.30)	(.29)	(.32)
Net asset value, end of period	$ 7.87	$ 7.65	$ 7.76	$ 7.15	$ 7.78
Total Return (%)[b]	6.60[c]	2.39[c]	12.76[c]	(4.54)[c]	12.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	562	524	504	498	530
Ratio of expenses before expense reductions (including interest expense) (%)[d]	.92	.90	.93	.91	.91
Ratio of expenses after expense reductions (including interest expense) (%)[d]	.90	.89	.89	.90	.91
Ratio of expenses after expense reductions (excluding interest expense) (%)	.84	.84	.83	.84	.83
Ratio of net investment income (%)	3.53	3.62	4.03	3.81	4.22
Portfolio turnover rate (%)	21	26	47	37	41

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Class C	Years Ended August 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 7.60	$ 7.70	$ 7.10	$ 7.73	$ 7.18
Income (loss) from investment operations: Net investment income[a]	.21	.22	.24	.24	.26
Net realized and unrealized gain (loss)	.21	(.10)	.60	(.64)	.55
Total from investment operations	.42	.12	.84	(.40)	.81
Less distributions from: Net investment income	(.21)	(.22)	(.24)	(.23)	(.26)
Net realized gains	(.00)*	(.00)*	—	—	—
Total distributions	(.21)	(.22)	(.24)	(.23)	(.26)
Net asset value, end of period	$ 7.81	$ 7.60	$ 7.70	$ 7.10	$ 7.73
Total Return (%)[b,c]	5.69	1.61	11.99	(5.30)	11.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	45	43	40	42
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.69	1.70	1.70	1.70	1.70
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.65	1.64	1.64	1.65	1.69
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.59	1.59	1.58	1.59	1.61
Ratio of net investment income (%)	2.77	2.87	3.28	3.06	3.43
Portfolio turnover rate (%)	21	26	47	37	41

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Class S	Years Ended August 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 7.63	$ 7.74	$ 7.13	$ 7.76	$ 7.21
Income (loss) from investment operations: Net investment income[a]	.29	.30	.32	.31	.33
Net realized and unrealized gain (loss)	.22	(.11)	.60	(.63)	.55
Total from investment operations	.51	.19	.92	(.32)	.88
Less distributions from: Net investment income	(.29)	(.30)	(.31)	(.31)	(.33)
Net realized gains	(.00)*	(.00)*	—	—	—
Total distributions	(.29)	(.30)	(.31)	(.31)	(.33)
Net asset value, end of period	$ 7.85	$ 7.63	$ 7.74	$ 7.13	$ 7.76
Total Return (%)[b]	6.87	2.50	13.22	(4.32)	12.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	469	427	436	375	399
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.78	.77	.79	.79	.78
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.65	.64	.64	.65	.69
Ratio of expenses after expense reductions (excluding interest expense) (%)	.59	.59	.58	.59	.61
Ratio of net investment income (%)	3.77	3.87	4.27	4.06	4.44
Portfolio turnover rate (%)	21	26	47	37	41

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche California Tax-Free Income Fund (the "Fund") is a non-diversified series of Deutsche State Tax-Free Income Series (the "Series"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate long-term municipal bond into a special purpose trust (the "TOB Trust"). In turn the TOB Trust issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is sold to a third party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in "Interest expense" in the Statement of Operations. The weighted average outstanding daily balance of the floating rate notes issued during the year ended August 31, 2016 was approximately $71,564,000, with a weighted average interest rate of 0.80%.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The final rules implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Volcker Rule") preclude banking entities from sponsoring and/or providing services to existing TOB Trusts. In response to these rules, investment market participants have developed and are developing new TOB Trust structures that are designed to ensure that banking entities do not sponsor TOB Trusts in violation of the Volcker Rule. The Fund currently participates in a number of pre-2014 TOB Trusts (each, a "Legacy TOB Trust") that will need to be restructured to conform to Volcker Rule requirements by the applicable compliance date, currently expected to be July 17, 2017, or unwound. Any new TOB Trust structures must currently comply with the Volcker Rule. Accordingly, to the extent the Fund wishes to restructure a Legacy TOB Trust or create a new TOB Trust, it must do so in a Volcker-compliant manner. A Volcker-compliant TOB Trust structure is substantially similar to traditional TOB Trust structures. The ultimate impact of the new rules on the inverse floater market and the municipal market generally is not yet certain. Such changes could make early unwinds of TOB Trusts more likely in adverse market scenarios, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general. The new rules may also expose the Fund to additional risks, including, but not limited to, compliance, securities law and operational risks.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $17,169,000, including $1,359,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2019, the expiration date, whichever occurs first; and approximately $15,810,000 of post-enactment short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in inverse floaters transactions and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed tax-exempt income	$ 1,914,493
Undistributed ordinary income*	$ 24,080
Capital loss carryforward	$ (17,169,000)
Net unrealized appreciation on investments	$ 117,673,713

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2016	2015
Distributions from tax-exempt income	$ 36,895,100	$ 37,430,685
Distributions from ordinary income*	$ 416,796	$ 25,918

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific fund are allocated to that fund. Other Series expenses which cannot be directly attributed to a fund are apportioned among the funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at August 31, 2016.

B. Purchases and Sales of Securities

During the year ended August 31, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $285,525,286 and $232,747,876, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.45%
Next $750 million of such net assets	.42%
Next $1.5 billion of such net assets	.40%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.35%
Next $2.5 billion of such net assets	.33%
Next $2.5 billion of such net assets	.31%
Over $12.5 billion of such net assets	.30%

Accordingly, for the year ended August 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.43% of the Fund's average daily net assets.

For the period from September 1, 2015 through September 30, 2016 (through February 10, 2016 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.84%
Class B	1.59%
Class C	1.59%
Class S	.59%

Effective October 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.83%
Class C	1.58%
Class S	.58%

For the year ended August 31, 2016 (through February 10, 2016 for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 107,542
Class B	121
Class C	21,787
Class S	560,488
$ 689,938

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2016, the Administration Fee was $1,027,957, of which $91,309 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2016
Class A	$ 40,526	$ 10,256
Class B	101	—
Class C	2,049	538
Class S	37,206	9,459
	$ 79,882	$ 20,253

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the year ended August 31, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2016
Class B	$ 58	$ —
Class C	363,676	32,918
	$ 363,734	$ 32,918

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2016	Annual Rate
Class A	$ 1,253,749	$ 227,150.23%
Class B	20	—	.25%
Class C	121,232	21,931.25%
	$ 1,375,001	$ 249,081

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2016, aggregated $15,195.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2016 (through February 10, 2016 for Class B shares), the CDSC for Class B and Class C shares aggregated $5 and $4,547, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A. For the year ended August 31, 2016, DDI received $26,813 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $18,598, of which $8,060 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment advisor, common officers or common trustees. During the year ended August 31, 2016, the Fund engaged in securities purchases of $117,082,000 and securities sales of $106,692,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2016.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	10,661,799	$ 82,941,231	10,695,571	$ 83,082,735
Class C	1,656,023	12,804,662	1,227,528	9,470,038
Class S	15,611,923	121,109,208	12,628,817	97,196,032
		$ 216,855,101		$ 189,748,805
Shares issued to shareholders in reinvestment of distributions
Class A	2,210,355	$ 17,173,434	2,180,585	$ 16,879,161
Class B	37*	231*	632	4,903
Class C	145,160	1,120,634	138,991	1,068,782
Class S	1,831,500	14,204,556	1,871,619	14,464,008
		$ 32,498,855		$ 32,416,854
Shares redeemed
Class A	(9,920,029)	$ (77,163,114)	(9,376,294)	$ (72,551,764)
Class B	(15,622)*	(119,474)*	(12,077)	(93,166)
Class C	(1,070,185)	(8,269,649)	(1,011,638)	(7,760,763)
Class S	(13,648,000)	(105,511,044)	(14,864,249)	(114,796,790)
		$ (191,063,281)		$ (195,202,483)
Net increase (decrease)
Class A	2,952,125	$ 22,951,551	3,499,862	$ 27,410,132
Class B	(15,585)*	(119,243)*	(11,445)	(88,263)
Class C	730,998	5,655,647	354,881	2,778,057
Class S	3,795,423	29,802,720	(363,813)	(3,136,750)
		$ 58,290,675		$ 26,963,176

* For the period from September 1, 2015 to February 10, 2016 (see Note A).

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche State Tax-Free Income Series and the Shareholders of Deutsche California Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche California Tax-Free Income Fund (one of the funds constituting the Deutsche State Tax-Free Income Series) (the Fund) as of August 31, 2016, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche California Tax-Free Income Fund (one of the funds constituting the Deutsche State Tax-Free Income Series) at August 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 25, 2016

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2016 to August 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/16	$ 1,031.60	$ 1,026.50	$ 1,031.60
Expenses Paid per $1,000*	$ 4.65	$ 8.46	$ 3.37
Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/16	$ 1,020.56	$ 1,016.79	$ 1,021.82
Expenses Paid per $1,000*	$ 4.62	$ 8.42	$ 3.35

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S
Deutsche California Tax-Free Income Fund†	.91%	1.66%	.66%

† Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.07% for each class.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Of the dividends paid from net investment income of the Fund for the taxable year ended August 31, 2016, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche California Tax-Free Income Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	102	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	102	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	102	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	102	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	102	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S
Nasdaq Symbol	KCTAX	KCTCX	SDCSX
CUSIP Number	25158X 104	25158X 302	25158X 401
Fund Number	9	309	2409

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche california tax free income fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$85,508	$0	$8,444	$0
2015	$85,508	$0	$8,444	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$539,941	$49,243
2015	$0	$498,574	$3,642,017

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$8,444	$589,184	$595,469	$1,193,097
2015	$8,444	$4,140,591	$880,336	$5,029,371

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, included provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

In connection with the audit of the 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

1.)       In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.)       In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas, Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships effect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche California Tax-Free Income Fund, a series of Deutsche State Tax-Free Income Series

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 28, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 28, 2016